Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund

Supplement dated October 18, 2007
to Statement of Additional Information dated March 1, 2007

Effective October 18, 2007, the following information shall be inserted on page 28 under the heading “Investment Adviser” of the Funds’ Statement of Additional Information dated March 1, 2007:

The Adviser or its affiliates pay certain costs of marketing the Funds out of their own resources. The Adviser or its affiliates may also share with third party intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These administrative payments are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Funds through any intermediary.